                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                          South Street Financial Corp.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                          SOUTH STREET FINANCIAL CORP.
                               POST OFFICE BOX 489
                              155 WEST SOUTH STREET
                         ALBEMARLE, NORTH CAROLINA 28001
                                 (704) 982-9184

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2005

      NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of South Street Financial Corp. (the "Company") will be held on May 23, 2005, at 4:00 p.m., Eastern Time, at the main office of the Company at 155 West South Street, Albemarle, North Carolina.

      THE PURPOSES OF THE ANNUAL MEETING ARE:

      1. To elect six persons who will serve as directors of the Company for one-year terms or until their successors are duly elected and qualified;

      2. To ratify the appointment by the Audit Committee of Dixon Hughes PLLC as the independent auditor for the Company for the fiscal year ending December 31, 2005; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Company's Board of Directors ("Board of Directors") is not aware of any other business to be considered at the Annual Meeting.

      The Board of Directors has established March 21, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                        By Order of the Board of Directors


                                        --------------------
                                        David L. Smith
                                        Secretary

Albemarle, North Carolina
April 12, 2005

A FORM OF PROXY IS ENCLOSED TO ENABLE YOU TO VOTE YOUR SHARES AT THE ANNUAL MEETING. YOU ARE URGED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                          SOUTH STREET FINANCIAL CORP.


                                 Proxy Statement

                       2005 Annual Meeting of Stockholders
                                  May 23, 2005

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

GENERAL

      These proxy materials are delivered in connection with the solicitation by South Street Financial Corp.'s (the "Company", "we" or "our") Board of Directors of proxies to be voted at the 2005 Annual Meeting of Stockholders and at any adjournment or postponement. You are invited to attend our Annual Meeting on May 23, 2005, at 4:00 p.m., Eastern Time, at the main office of the Company at 155 West South Street, Albemarle, North Carolina. This Proxy Statement and form of proxy are being mailed starting April 12, 2005. The Company's telephone number is (704) 982-9184.

REVOCABILITY OF PROXY

      A proxy may be revoked at any time before its exercise by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid later-dated proxy or (3) voting by ballot at the Annual Meeting. However, if you are a beneficial owner of shares of the Company's outstanding common stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

SOLICITATION

      The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf in person or by telephone, facsimile transmission or by telegram by the directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Home Savings Bank of Albemarle, Inc., S.S.B. (the "Bank"). We have requested brokerage houses and nominees to forward these proxy materials to the beneficial owners of shares held of record and, upon request, we will reimburse them for their reasonable out-of-pocket expenses.

VOTING AT THE ANNUAL MEETING

      Regardless of how many shares of common stock you own, your vote is important to us. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxy holders to represent those stockholders who cannot be present in person.

      You are requested to vote by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided by the Company. You may vote for, against, abstain or withhold authority to vote on matters to come before the Annual Meeting. The designated proxy holders will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as follows:

      - FOR the nominees for election to the Board of Directors named in this Proxy Statement

      - FOR ratification of the Audit Committee's selection of Dixon Hughes PLLC, as the Company's independent auditor for the fiscal year ending December 31, 2005

If instructions are given with respect to some but not all proposals, the proxy holders will follow the instructions given and will vote FOR the proposals on which no instructions are given. If matters not described in this Proxy Statement are presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. We are not now aware of any other matters to be presented except those described in the Proxy Statement. If the Annual Meeting is adjourned, your common stock may be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions.

      You are entitled to vote your common stock if our records showed that you held your shares as of March 21, 2005 (the "Record Date"). At the close of business on the Record Date, a total of 3,047,886 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote on each matter calling for a vote of stockholders at the Annual Meeting.

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Annual Meeting may be adjourned in order to permit the further solicitation of proxies if there are an insufficient number of stockholders present to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

VOTE REQUIRED FOR APPROVAL

      A plurality of the votes cast is required for the election of directors. As a result, those persons nominated for election as directors who receive the largest number of votes will be elected directors. Abstentions and broker "non-votes" are not counted for purposes of the election of directors. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

      The affirmative vote of a majority of the votes cast is required to approve the Audit Committee's appointment of Dixon Hughes PLLC as the Company's independent auditor for the fiscal year ending December 31, 2005. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person or group who acquires the beneficial ownership of more than 5% of the Company's common stock notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's common stock.

                                            AMOUNT AND NATURE OF     PERCENTAGE
NAME AND ADDRESS                          BENEFICIAL OWNERSHIP(1)   OF CLASS (2)
----------------                          --------------------      ------------
Caldwell A. Holbrook, Jr. (3), (4), (5)
1700 Bellamy Circle                               496,583              16.29%
Albemarle, NC 28001

Joel A. Huneycutt (4), (5), (6)
P. O. Box 167                                     517,149              16.96%
Locust, NC 28097

Douglas Dwight Stokes (4), (5), (7)
1009 Ridge Street                                 514,206              16.87%
Albemarle, NC 28001

Greg E. Underwood (4), (5)
500 North Fourth Street                           493,900              16.20%
Albemarle, NC  28001

Carl M. Hill (8)
1415 Melchor Road                                 219,271              7.19%
Albemarle, NC  28001

J. Banks Garrison, Jr. (5)
1209 Belvedere Drive                              462,394              15.17%
Albemarle, NC 28001

----------

(1) Voting and investment power is not shared unless otherwise indicated. Also, unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

(2) Based upon a total of 3,047,886 shares of common stock outstanding at the Record Date, plus the number of shares that such individual has the right to purchase pursuant to the options described in the footnotes below.

(3) Includes 3,434 shares for which Mr. Holbrook shares voting and investment power with his spouse.

(4) Includes 22,482 shares underlying options that have vested or are exercisable within 60 days under the Company's Stock Option Plan.

(5) Mr. Holbrook, Mr. Huneycutt, Mr. Stokes, Mr. Garrison and Mr. Underwood serve as trustees of the Home Savings Bank of Albemarle, Inc., S.S.B. Employee Stock Ownership Plan (the "ESOP"), which holds 461,674 shares of the Company's common stock. The trustees of the ESOP share certain voting and investment power of such shares.

(6) Includes 22,263 shares for which Mr. Huneycutt shares voting and investment power with his spouse. This number also includes 1,737 shares held by Mr. Huneycutt's spouse. Mr. Huneycutt disclaims beneficial ownership of such shares.

(7) Includes 6,845 shares for which Mr. Stokes shares voting and investment power with his spouse.

(8) This number includes 112,412 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan. The number also includes 3,200 shares held by Mr. Hill's spouse. Mr. Hill disclaims beneficial ownership of such shares.

      Set forth below is certain information as of the Record Date regarding beneficial ownership of the common stock by each of the members of the Board of Directors of the Company (including nominees for re-election at the Annual Meeting), each of the members of the board of directors of the Bank, each of the named executive officers of the Company and the Bank, and the directors and all executive officers of the Company and the Bank as a group.

                                                                   AMOUNT AND NATURE OF            PERCENTAGE
NAME AND ADDRESS                                                  BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
----------------                                                  -----------------------         ----------
Caldwell A. Holbrook, Jr. (3), (4), (5)
Director                                                                  496,583                    16.29%
1700 Bellamy Circle
Albemarle, NC 28001

Joel A. Huneycutt (4), (5), (6)
Director                                                                  517,149                    16.96%
P. O. Box 167 Renee Ford Road
Locust, NC 28097

Douglas Dwight Stokes (4), (5), (7)
Director                                                                  514,206                    16.87%
1009 Ridge Street
Albemarle, NC 28001

Greg E. Underwood (4), (5)
Director                                                                  493,900                    16.20%
500 North Fourth Street
Albemarle, NC  28001

J. Banks Garrison, Jr. (5)
Director                                                                  462,394                    15.17%
1209 Belvedere Drive
Albemarle, NC  28001

R. Ronald Swanner (8)
Director; President and Chief Executive Officer of the
Company; President and Chief Executive Officer of the Bank                108,923                     3.57%
500 Muirfield Drive
Albemarle, NC  28001

Directors and all executive officers as a group                           803,932                    26.37%
(9 persons) (9), (10)

(1) Voting and investment power is not shared unless otherwise indicated. Unless otherwise noted all shares are owned directly or indirectly by the named individuals, by their spouses or minor children, or by other entities controlled by the named individuals.

(2) Based upon a total of 3,047,886 shares of the common stock outstanding at the Record Date, plus the number of shares that such individual has the right to purchase pursuant to the options described in the footnotes hereto.

(3) Includes 3,434 shares for which Mr. Holbrook shares voting and investment power with his spouse.

(4) Includes 22,482 shares underlying options that have vested or are exercisable within 60 days under the Company's Stock Option Plan.

(5) Mr. Holbrook, Mr. Huneycutt, Mr. Stokes, Mr. Garrison and Mr. Underwood serve as trustees of the Home Savings Bank of Albemarle, Inc., S.S.B. Employee Stock Ownership Plan (the "ESOP"), which holds 461,674 shares of the Company's common stock. The trustees of the ESOP share certain voting and investment power of such shares.

(6) Includes 22,263 shares for which Mr. Huneycutt shares voting and investment power with his spouse. This number also includes 1,737 shares held by Mr. Huneycutt's spouse. Mr. Huneycutt disclaims beneficial ownership of such shares.

(7) Includes 6,845 shares for which Mr. Stokes shares voting and investment power with his spouse.

(8) Includes 10,000 shares for which Mr. Swanner shares voting and investment power with his spouse. This number also includes 89,930 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan.

(9) In addition to the directors and executive officers listed, includes (i) Christopher F. Cranford, Treasurer and Chief Financial Officer of the Bank and Treasurer and Chief Financial Officer of the Company, (ii) David L. Smith, Executive Vice President of the Bank and Secretary of the Company, and (iii) Cris D. Turner, Executive Vice President of the Bank and Vice President of the Company.

(10) The 461,674 shares held by the ESOP for which the trustees, Messrs. Holbrook, Huneycutt, Stokes, Garrison and Underwood, share voting and investment power, and the 92,250 shares, in the aggregate, allocated under the ESOP and held by the Bank's executive officers, have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group. This number includes 204,685 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 2004, all of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

GENERAL

      The Articles of Incorporation of the Company provide that the number of directors of the Company shall not be less than five nor more than 15. The exact number of directors shall be fixed or changed from time to time by the Board of Directors. The Board of Directors currently has fixed the size of the Board at six members.

      The Board of Directors has nominated the six persons named below for election as directors for terms of one year or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified.

      The persons named in the accompanying form of proxy intend to vote any shares of the common stock represented by valid proxies received by them to elect the six nominees listed below as directors, unless authority to vote is withheld or such proxies are revoked. Each of the nominees for election is currently a member of the Board. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxy holders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation). The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office.

      In order to be elected as a director, a nominee need only receive a plurality of the votes cast. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. No stockholder has the right cumulatively to vote his or her shares in the election of directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.

      The following table sets forth as to each nominee, his name, age, principal occupation during the last five years and the year he was first elected as a director of the Bank and the Company.

                                     AGE ON                                                    DIRECTOR     DIRECTOR OF
                                  DECEMBER 31,           PRINCIPAL OCCUPATION         TERM      OF BANK       COMPANY
NAME                                  2004              DURING LAST FIVE YEARS       EXPIRES     SINCE        SINCE
----                                  ----              ----------------------       -------     ------       -----
Caldwell A. Holbrook, Jr.              57           Partner, D.A. Holbrook &          2005        1985         1996
                                                    Sons, General Contractors

Joel A. Huneycutt                      62           President, Locust Lumber          2005        1984         1996
                                                    Company, Inc.

Douglas Dwight Stokes                  59           Owner and President, Stokes       2005        1988         1996
                                                    Construction Company

R. Ronald Swanner                      56           President and Chief Executive     2005        1981         1996
                                                    Officer of the Bank since May
                                                    28, 2002; President and Chief
                                                    Executive Officer of the
                                                    Company since May 28, 2002;
                                                    President and Chief
                                                    Operating Officer of the
                                                    Bank prior to May 28, 2002;
                                                    Executive Vice President and
                                                    Secretary of the Company
                                                    prior to May 28, 2002

Greg E. Underwood                      42           CPA in private practice;          2005        1995         1996
                                                    Owner, Carolina Oil Co. of
                                                    Albemarle, Inc. and Barefoot
                                                    Oil Co. of Albemarle, Inc.;
                                                    Secretary/Treasurer of
                                                    Southeastern Floral Corp.

J. Banks Garrison, Jr.                 55           Vice President, South Central     2005        2002         2002
                                                    Oil Company

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

      All the Board members attended the Company's 2004 annual meeting of stockholders, which was held on May 17, 2004. Although it is customary for all Board members to attend, the Company has no formal policy in place with regard to Board members' attendance at its annual meeting of stockholders.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

      The Board of Directors of the Company is scheduled to meet quarterly and may have additional meetings as needed. During fiscal year 2004, the Board of Directors held five (5) meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended December 31, 2004.

COMMITTEES OF THE COMPANY

      In 2004, the Board of Directors of the Company had three standing committees: the Audit Committee, the Corporate Governance and Nominating Committee and the Proxy Committee.

AUDIT COMMITTEE. The Audit Committee, among other responsibilities:

      - Appoints and retains South Street Financial Corp.'s and the Bank's independent auditors;

      - Reviews and approves the services of South Street Financial Corp.'s and the Bank's independent auditors;

      - Reviews the plan, scope and audit results of the internal auditors and the independent auditors;

      -     Reviews the reports of bank regulatory authorities; and

      - Reviews the annual and other reports to the Securities and Exchange Commission and the annual report to South Street Financial Corp.'s stockholders.

During 2004, the Audit Committee of the Board consisted of directors Greg E. Underwood (chairman), Douglas Dwight Stokes and Joel A. Huneycutt. There were three (3) meetings of the Audit Committee during the year ended December 31, 2004. In March 2005, director J. Banks Garrison, Jr. replaced Douglas Dwight Stokes on the Committee.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. In response to new corporate governance requirements, the Board established this committee in February 2004. The Corporate Governance and Nominating Committee consists of directors Caldwell
A. Holbrook, Jr., Joel A. Huneycutt and Greg E. Underwood. This committee serves in the same capacity for the Bank's Board of Directors. The Committee establishes corporate governance principles, evaluates qualifications and candidates for positions on the Board of Directors, nominates new and replacement members for the Board and recommends Board Committee composition. In addition, the Committee facilitates an annual evaluation by Board members of the Board and individual director performance.

PROXY COMMITTEE. The Company's Proxy Committee consists of directors Douglas Dwight Stokes, Joel A. Huneycutt and Greg E. Underwood. The Proxy Committee is responsible for voting proxies received from stock holders at the Company's Annual Meeting.

MEETINGS OF THE BOARD OF THE BANK AND COMMITTEES OF THE BANK BOARD

      All the members of the Board of Directors of the Company are also members of the Board of Directors of the Bank. The Board of Directors of the Bank is scheduled to meet monthly and may have additional meetings as needed. During fiscal year 2004, the Bank Board of Directors held fifteen (15) meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended December 31, 2004.

COMMITTEES OF THE BANK

      The Bank's Board of Directors has appointed three standing committees to which certain responsibilities have been delegated - the Loan Committee, the Audit Committee, and the Compensation Committee. The members of the Company's Audit Committee also make up the Bank's Audit Committee.

COMPENSATION COMMITTEE. The Compensation Committee receives the recommendations of the Chief Executive Officer for the compensation to be paid to other executive officers, and after due deliberation determines the compensation of such executive officers and the Chief Executive Officer. This process is designed to ensure consistency throughout the executive compensation program. The key elements of the executive compensation program consist of base salary, annual cash incentive compensation, and stock option incentives.

      The Compensation Committee consists of directors Joel A. Huneycutt, Caldwell A. Holbrook, Jr. and Douglas Dwight Stokes. The Bank's Compensation Committee also serves as the Company's Compensation Committee. The Bank's Compensation Committee meets on an annual basis and met one time during the fiscal year ended December 31, 2004. The Board of Directors has determined that these directors are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' (NASD) listing standards.

EXECUTIVE SESSIONS. In response to new NASDAQ corporate governance requirements, the independent directors of the Company's Board, as defined in Rule 4200(a)(15) of the NASD's listing standards, intend to meet at least twice a year in "executive sessions" at which only independent directors may be present. The independent directors will discuss important issues facing the Company and Bank, such as financial results, executive compensation and corporate governance.

      In addition, the Bank's Board of Directors appoints other committees of its members to perform certain more limited functions from time to time.

REPORT OF THE AUDIT COMMITTEE

      The Board of Directors has determined that the following members of the Audit Committee are "independent" as defined in the currently applicable NASD listing standards: Greg E. Underwood, Joel A. Huneycutt and J. Banks Garrison, Jr. Beginning July 31, 2005 more stringent independence requirements will come into effect for Audit Committee members.

      On February 18, 2004, the Board of Directors of the Company adopted a revised written charter for the Audit Committee. The charter is reviewed annually, and amended as needed, by the Committee. The charter is attached to this Proxy Statement as Appendix A.

      All of the directors on the Audit Committee are required to be financially literate, and at least one member must have accounting or related financial management expertise. The Board of Directors has determined that Greg E. Underwood, Chairman of the Audit Committee, qualifies as an "audit committee financial expert" and is "independent" as defined under applicable SEC and NASD rules and regulations. The Board's affirmative determination was based, among other things, upon Mr. Underwood's extensive experience as a Certified Public Accountant for over 20 years and his position as a CPA in private practice, as well as his position, over the past 11 years, as the owner and president of both Carolina Oil Company of Albemarle, Inc. and Barefoot Oil Company of Albemarle, Inc.

      The Audit Committee has reviewed and discussed the audited financial statements with management of the Company and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, and has discussed with the independent auditor the independent auditor's independence. Based upon these reviews and discussions, the Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004. The Audit Committee also reappointed the independent auditors of South Street Financial Corp. and the Board of Directors concurred in the recommendation.

                                        Audit Committee

                                        Greg E. Underwood
                                        J. Banks Garrison, Jr.
                                        Joel A. Huneycutt

REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

      The Company established a Corporate Governance and Nominating Committee in February 2004, replacing the Nominating Committee. The committee's duties range from establishing corporate governance policies to recommending Board committee composition. The Corporate Governance and Nominating Committee's written charter is not available at the Bank's website but is provided as Appendix B to this Proxy Statement. The charter is also available upon written request to Home Savings Bank, c/o David Smith, Post Office Box 489, Albemarle, North Carolina 28001.

      The Company's Corporate Governance and Nominating Committee met two (2) times during the fiscal year ended December 31, 2004. The Board of Directors has determined that the members of the Corporate Governance and Nominating Committee are "independent" as defined in Rule 4200(a)(15) of the NASD's listing standards.

      Process for Nominating Directors. The Nominating Committee reviews the qualifications of, and approves and recommends to the Board, those individuals to be nominated for positions on the Board and submitted to stockholders for election at each Annual Meeting. The committee identifies director nominees from various sources such as officers, directors, and stockholders and in 2004 did not retain the services of any third party consultants to assist in identifying and evaluating potential nominees. The committee will consider and evaluate a director candidate recommended by a stockholder in the same manner as a committee-recommended nominee.

      The committee will assess all director nominees, taking into account several factors including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; (vi) ability to devote necessary time to meet director responsibilities; (vii) ability to commit to Bank stock ownership; and
(viii) previous experience on other company boards. Where appropriate, the committee will ultimately recommend nominees that it believes will enhance the Board's ability to manage and direct, in an effective manner, the affairs and business of the Bank.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Board of Directors also are directors of the Bank, and are compensated for that service. For their service on the Bank's board of directors, members of the board, including Mr. Swanner, receive a retainer of $2,500 per year and an additional $600 per regular monthly board meeting attended. Mr. Stokes and Mr. Holbrook receive an additional $300 per month for their service on the Loan Committee.

      2003 BANK DIRECTOR SUPPLEMENTAL RETIREMENT PLAN. In February 2003, the Bank adopted a non-tax qualified retirement plan for the members of the Board of Directors called the Directors Supplemental Retirement Plan ("DSRP"). The adopted plan replaces the 1985 and 1995 retirement payment agreements, which were in place as of December 31, 2002, and provides an additional long-term care policy. Through the purchase of life insurance policies, the Bank is able to recover or offset the cost of providing benefits under the DSRP and the long-term care policies. The DSRP is designed to provide a retirement and death benefit to the directors and their beneficiaries after a director attains 65 years of age ("Normal Retirement Date"), subject to vesting requirements during the directors' time of service.

      In the case of a director's termination of service for any reason (other than for cause), the director is 20 percent vested per year for each full year of service after the first anniversary of the date of the director's initial service, up to 100 percent. In the case of disability leading to termination of service, the participant shall be 100 percent vested in their accrued liability balance on the date of such disability. In the event of termination of service following a change in control of the Company, the participant is entitled to a lump sum payment of the amount in the participant's accrued liability account, within 30 days after termination. In the event of the director's death, the director's beneficiary will receive an endorsed split dollar death benefit in the amount of 80 percent of the net at risk life insurance portion of the death benefit. The DSRP has five participants, including R. Ronald Swanner, Caldwell
A. Holbrook, Jr., Joel A. Huneycutt, Douglas Dwight Stokes, and Greg E. Underwood. Following the participant's Normal Retirement Date, the retirement benefit will continue to accrue and be paid throughout the participant's life.

      The Bank has purchased life insurance on the lives of its directors to fund its obligations under the directors' retirement plan agreements described above. Total expenses related to the above-described agreements were approximately $12,638 for the fiscal year ended December 31, 2004. The Bank's accrued liability for obligations under the plans amounted to $53,649 on December 31, 2004.

      2003 DIRECTOR DEFERRAL PLAN. In February 2003, the Bank adopted a non-tax qualified retirement plan for the members of the Board of Directors called the Directors Deferral Plan ("DDP"). The adopted plan replaces the deferred compensation and retirement plans that were in place as of December 31, 2002. Through the purchase of life insurance policies, the Bank is able to recover or offset the cost of providing benefits under the DDP. The DDP is designed to provide a retirement and death benefit to the directors and their beneficiaries after a director attains 70 years of age ("Normal Retirement Date").

      In the case of a director's termination of service for any reason (other than for cause), the director is 100 percent vested in the liability account balance. In the case of disability leading to termination of service, the participant shall be 100 percent vested in the liability account balance on the date of such disability. In the event of the director's death, the director's beneficiary will receive an endorsed split dollar death benefit in the amount of 80 percent of the net at risk life insurance portion of the death benefit. In the event of termination of service following a change in control of the Company, the participant is entitled to a lump sum payment of the amount in the participant's accrued liability account, within 30 days after termination. The DDP has six participants, including R. Ronald Swanner, Caldwell A. Holbrook, Jr., Joel A. Huneycutt, Douglas Dwight Stokes, Greg E. Underwood, and J. Banks Garrison, Jr. Following the participant's Normal Retirement Date, the retirement benefit will continue to accrue and be paid throughout the participant's life.

      The Bank has purchased life insurance on the lives of its directors to fund its obligations under the directors' deferral plan agreements described above. Total expenses related to the above-described agreements were approximately $40,284 for the fiscal year ended December 31, 2004. The Bank's accrued liability for obligations under the plans amounted to $1,287,918 on December 31, 2004.

      STOCK OPTION PLAN. On October 15, 1997, the stockholders of the Company approved the South Street Financial Corp. Stock Option Plan (the "Stock Option Plan" or the "Plan"). The Company has reserved 449,650 shares of its common stock for issuance upon the exercise of options that have been granted under the Stock Option Plan. All directors, officers and employees of the Company, the Bank, and any of the Bank's subsidiaries are eligible for participation in the Plan. J. Banks Garrison, Jr. does not participate in the Stock Option Plan. Options to purchase 449,650 shares of the common stock were granted on January 20, 1998. Of this amount, options to purchase 22,482 shares of the common stock were granted to each non-employee director, options to purchase 89,931 shares were granted to Mr. Swanner, and options to purchase 157,374 shares were granted to other employees. Twenty-five percent of the aggregate number of options granted to executive officers and employees of the Company and the Bank vested and became exercisable on the date of grant and 25% of the aggregate number of such options granted vested and became exercisable on each of the next three annual anniversary dates thereafter. All options have now vested and are nonforfeitable. No option has yet been exercised. Nonqualified stock options granted to the nonemployee directors of the Company and the Bank vested immediately and are nonforfeitable.

      No cash consideration was paid for the options. The option exercise price is $12.00, the fair market value of the common stock on the date of grant based on the average high and low selling prices of the common stock on the Nasdaq National Market ("Nasdaq"), as provided in the Plan. Based on the closing market price per share paid on December 31, 2004, the fair market value of the common stock underlying the options is $10.10 per share. The exercise price may be paid in cash or cash equivalent or, if permitted by the Stock Option Committee, by delivery of shares of common stock with a market value equal to the exercise price.

      The Stock Option Plan provides that the Company's Board of Directors shall have the discretionary authority to authorize cash payments to the holders of unexercised options equal to the amount of dividends that would have been paid on shares subject to options if the options had been exercised. No such payment may be made in connection with dividends or other distributions that result in a reduction in the option exercise price.

      In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be adjusted to give effect to such special cash dividend or return of capital.

PROCESS FOR COMMUNICATING WITH BOARD MEMBERS

      The Company does not have a formal procedure for stockholder communication with our Board of Directors. In general, our directors and executive officers are easily accessible by telephone, postal mail or electronic mail. Any matter intended for the Board, or for any individual member or members of the Board, can be directed to Ronald Swanner, our Chief Executive Officer, or Christopher Cranford, our

Chief Financial Officer, at the Company's following address with a request to forward the same to the intended recipient: South Street Financial Corp., P.O. Box 489, Albemarle, North Carolina 28001. Alternatively, stockholders may direct correspondence to the Board, or any of its members, in care of the Company at the Company's address above. All of these communications received will be forwarded to the intended recipient unopened.

PROCESS FOR STOCKHOLDER NOMINATION OF DIRECTORS

      According to the Company's Bylaws, any stockholder nomination of candidates for election to the Board of Directors at the 2006 annual meeting must be made in writing to the Company's Corporate Secretary not fewer than 50 days nor more than 90 days prior to the date of the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.

      Stockholder nominations must contain the following information if known to the nominating stockholder:

      - the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

      - a representation that the nominating stockholder is a stockholder of record of the Bank's stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

      - a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

      - such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board; and

      - the consent of each nominee to serve as a director of the Bank if so elected.

      The Board of Directors of the Company may disregard any nominations that do not comply with these requirements. Upon the instruction of the Board of Directors of the Company, the vote inspector for the annual meeting may disregard all votes cast for a nominee if the nomination does not comply with these requirements. If you are interested in recommending a director candidate, you may request a copy of the Bank's Bylaws by writing the Corporate Secretary at the address set forth on the front page of this Proxy Statement.

EXECUTIVE OFFICERS

      The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.

                          AGE ON            POSITIONS AND
                         DECEMBER        OCCUPATIONS DURING          EMPLOYED BY    EMPLOYED BY THE
NAME                     31, 2003          LAST FIVE YEARS         THE BANK SINCE    COMPANY SINCE
-----------------------  --------  ------------------------------  --------------  ----------------
R. Ronald Swanner           56     President and Chief Executive        1974             1996
                                   Officer of the Bank since May
                                   28, 2002; President and Chief
                                   Executive Officer of the
                                   Company since May 28, 2002;
                                   President and Chief Operating
                                   Officer of the Bank prior to
                                   May 28, 2002; Executive Vice
                                   President and Secretary of the
                                   Company prior to May 28, 2002

Christopher F. Cranford     49     Chief Financial Officer and          1987             1996
                                   Treasurer of the Bank; Chief
                                   Financial Officer and
                                   Treasurer of the Company since
                                   May 28, 2002; Controller and
                                   Treasurer of the Company prior
                                   to May 28, 2002

David L. Smith              40     Executive Vice President of          1994             1996
                                   the Bank since May 28, 2002;
                                   Secretary of the Company since
                                   May 28, 2002; Senior Vice
                                   President of the Bank prior to
                                   May 28, 2002

Cris D. Turner              48     Executive Vice President of          1998             1998
                                   the Bank since May 28, 2002;
                                   Vice President of the Company
                                   since May 28, 2002; Senior
                                   Vice President of the Bank
                                   from December 1998 to May 28,
                                   2000

EXECUTIVE COMPENSATION

      The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company also are executive officers of the Bank and receive cash compensation from the Bank.

      The following table sets forth for the fiscal year ended December 31, 2004 certain information as to the cash compensation received by and the amounts accrued for the benefit of the current President and Chief Executive Officer of the Bank and President and Chief Executive Officer of the Company, Mr. R. Ronald Swanner. No other executive officer of the Bank had cash compensation during the year ended December 31, 2004 that exceeded $100,000 for services rendered in all capacities to the Bank.

                                                                                      LONG TERM                ALL OTHER
                                          ANNUAL COMPENSATION                    COMPENSATION AWARDS          COMPENSATION
                                                                                           SECURITIES FROM
                                                                                            OPTIONS/STOCK
     NAME AND                                                               RESTRICTED      APPRECIATION
     PRINCIPAL                                            OTHER ANNUAL         STOCK       RIGHTS ("SARS")
     POSITION         YEAR     SALARY(1)      BONUS      COMPENSATION(2)      AWARDS        (IN SHARES)
     ---------        ----     ---------      -----      ---------------      -------       -----------
R. Ronald Swanner
(Current CEO)         2004      $163,300     $10,752          - - -            - - -            - - -         $103,374 (3)
                      2003      $153,280     $55,015          - - -            - - -            - - -         $96,667 (4)
                      2002      $146,680     $45,560          - - -            - - -            - - -         $57,102 (5)

----------

(1) In addition to salary, this amount also includes $9,700, $9,700 and $9,700 in directors' fees for Mr. Swanner for services on the Company's and the Bank's board of directors for 2004, 2003 and 2002.

(2) Under the "Other Annual Compensation" category, perquisites (INCLUDING THE USE OF A COMPANY CAR) for the fiscal years ended December 31, 2004, 2003 and 2002, did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. Swanner.

(3) Includes $49,734 accrued under supplemental income agreements established for the benefit of Mr. Swanner. Such amounts accrued under the supplemental income agreements have not been paid to Mr. Swanner. Also includes imputed income totaling $4,933 relating to death benefits provided under director and executive benefit plans through the use of Bank owned life insurance. See "2003 Bank Director Supplemental Retirement Plan," "2003 Director Deferral Plan" and "2003 Supplemental Executive Retirement Plan." Also includes $48,706, the amount contributed by the Bank for Mr. Swanner's benefit under the ESOP.

(4) Includes $36,034 accrued under supplemental income agreements established for the benefit of Mr. Swanner. Such amounts accrued under the supplemental income agreements have not been paid to Mr. Swanner. Also includes imputed income totaling $5,109 relating to death benefits provided under director and executive benefit plans through the use of Bank owned life insurance. See "2003 Bank Director Supplemental Retirement Plan," "2003 Director Deferral Plan" and "2003 Supplemental Executive Retirement Plan." Also includes $55,524, the amount contributed by the Bank for Mr. Swanner's benefit under the ESOP.

(5) Includes $12,724 accrued under supplemental income agreements established for the benefit of Mr. Swanner. Such amounts accrued under the supplemental income agreements have not been paid to Mr. Swanner. See "2003 Bank Director Supplemental Retirement Plan," "2003 Director Deferral Plan" and "2003 Supplemental Executive Retirement Plan." Also includes $44,378, the amount contributed by the Bank for Mr. Swanner's benefit under the ESOP.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                           NUMBER OF SECURITIES
                             SHARES                       UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED IN-THE-
                            ACQUIRED      VALUE               OPTIONS/SARS AT                 MONEY OPTIONS/SARS AT
          NAME            ON EXERCISE    REALIZED           FISCAL YEAR END(1)                 FISCAL YEAR END(2)
          ----            -----------    --------           ------------------                 ------------------
                                                       EXERCISABLE       UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
                                                       -----------       -------------    -----------     -------------
R. Ronald Swanner              0            $0        89,931/89,931           0/0              $0               $0


----------

(1) All stock options were granted as of January 20, 1998, and were completely vested on January 20, 2001.

(2) Dollar amounts shown represent the value of stock options held by Mr. Swanner as of December 31, 2004. None of Mr. Swanner's options were "in-the-money" at such date. An option is considered to be "in-the-money" if the fair market value of the Company's common stock exceeds the exercise or base price of the shares subject to the options as of the fiscal year end (in this case December 31, 2004). At December 31, 2004, the exercise price of the stock options was $12.00. On December 31, 2004, the closing market price per share for the common stock as reported on Nasdaq was $10.10.

      RETIREMENT PLAN. The Bank maintains a non-contributory defined benefit pension plan ("Pension Plan") for the benefit of all of its employees who have completed one year of service and who are at least 21 years of age. Under the Pension Plan, the Bank annually contributes an actuarially determined amount to provide a benefit for each participant at retirement.

      Participants are fully vested in amounts contributed to the Pension Plan on their behalf by the Bank after completing five years of service. Benefits under the plan are payable in the event of the participant's retirement, death, disability or termination of employment.

      Normal retirement age under the Pension Plan is the later of (a) age 65 or
(b) the fifth anniversary of the date an employee first became a participant in the Pension Plan ("Normal Retirement Age"). Subject to certain restrictions on maximum benefits required by federal law, upon reaching Normal Retirement Age, each participant will receive a retirement benefit in the form of a straight life annuity, determined pursuant to a formula which takes into consideration a participant's "final average compensation," years of service with the Bank and the participant's expected benefits from Social Security. In general, for purposes of the Pension Plan, a participant's "Final Average Compensation" is defined as his average annual compensation for those five consecutive years in the last ten calendar years immediately preceding Normal Retirement Age that produce the highest average. The plan also offers early retirement to participants who have completed 15 years of service and who are at least 55 years of age.

      The following table shows the retirement benefit payable for a range of compensation and years of service for a person who retires at Normal Retirement Age. These are hypothetical benefits based upon the plan's normal benefit formula.

EARNINGS CREDITED FOR
RETIREMENT BENEFITS                                   YEARS OF SERVICE AT NORMAL RETIREMENT
-------------------                                   -------------------------------------
                                      15               20                25               30               35
                                      --               --                --               --               --
$ 25,000                           $ 4,688           $ 6,250          $ 7,813           $ 9,375         $10,938
$ 50,000                           $ 9,502           $12,670          $15,837           $19,004         $22,172
$ 75,000                           $16,627           $22,170          $27,712           $33,254         $38,797
$100,000                           $23,752           $31,670          $39,587           $47,504         $55,422
$125,000                           $30,877           $41,170          $51,462           $61,754         $72,047
$150,000                           $38,002           $50,670          $63,337           $76,004         $88,672

      The benefits listed above are annual amounts and are based on the assumption that the participant is age 65.

      2003 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. In February 2003, the Bank adopted a non-tax qualified retirement plan for certain executives called the Supplemental Executive Retirement Plan ("SERP") to supplement the benefits those executives would receive under the Bank's pre-existing retirement plan. Through the purchase of life insurance policies, the Bank is able to recover or offset the cost of providing benefits under the SERP. The SERP is designed to provide a retirement and death benefit to the executives and their beneficiaries at the normal retirement date, as determined by the Bank's Board of Directors, subject to vesting requirements during the executives' time of employment. The SERP supersedes any pre-existing supplemental income agreements the Bank may have had with executives as of December 31, 2002.

      In the case of an executive's termination of employment for any reason (other than for cause), the executive is 5 percent vested per year (up to a maximum of 80 percent) for each full year of employment by the Bank from the date of initial Bank employment, for executives less than 60 years of age. Executives employed by the Bank over the age of 60 are fully vested. The normal retirement age under the SERP is 65. Those executives over the age of 60 who opt for early retirement will have their annual benefits reduced by 10% for every full year remaining prior to normal retirement age. In the event of an executive's death, the executive's beneficiary will receive a split dollar death benefit in the amount of ninety five percent of the net at risk life insurance portion of the death benefit.

      In the event of termination of service following a change in control of the Company, the executive is entitled to the benefits set forth in the SERP as if he had been continuously employed by the Bank until normal retirement age. The SERP has four participants, including R. Ronald Swanner, Christopher F. Cranford, David L. Smith and Cris D. Turner. Following the participant's retirement, the retirement benefit will continue to accrue and be paid throughout the participant's life.

      The Bank has purchased life insurance on the lives of the SERP participants to fund its obligations under the agreements described above. Total expenses related to those agreements were $75,528 for the fiscal year ended December 31, 2004, and the Bank's accrued liability for plan obligations amounted to $244,000 on December 31, 2004.

      EMPLOYEE STOCK OWNERSHIP PLAN. The Bank has established the ESOP for eligible employees of the Bank. Employees with 1,000 hours of employment in a plan year and who have attained age 21 are eligible to participate. The ESOP borrowed funds from the Company and used the funds to purchase 359,720 of the shares of common stock issued in connection with the Bank's conversion from a North Carolina-chartered mutual savings bank to a North Carolina-chartered stock savings bank (the "Conversion").

      Collateral for the Company's loan to the ESOP is the common stock purchased by the ESOP. The loan will be repaid principally from the Bank's discretionary contributions to the ESOP over a period of 15 years or less. Dividends-other than special dividends-if any, paid on shares held by the ESOP may also be used to reduce the loan. The Bank has not guaranteed the loan. On January 8, 1998, the Company paid a $6.00 per share return of capital in the form of a special dividend to its stockholders. As of September 30, 1999, the ESOP had purchased 168,448 shares of common stock in the open market using funds received as a special dividend in addition to the 359,720 shares purchased in the Conversion and now holds, net of shares allocated or committed to be allocated to participants' accounts, in the aggregate, 145,423 shares.

      Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in annual increments with full vesting upon attaining five years of service (with credit given for years of service prior to the Conversion). Prior to the completion of five years of credited service, a participant who terminates employment for reasons other than death, retirement (or early retirement), or disability will receive only vested benefits under the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits immediately vest and are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

      The Bank has established a committee of the board of directors to administer the ESOP. Trustees for the ESOP were appointed prior to the Conversion. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective ESOP accounts. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

      STOCK OPTION PLAN. See "Director Compensation - Stock Option Plan" for a discussion of the executive officers' benefits under this plan.

      EMPLOYMENT AGREEMENTS. In 1996 the Bank entered into an employment agreement with R. Ronald Swanner in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provides for an initial term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of Mr. Swanner, the agreement may be extended for an additional year. Each agreement provides that base salary shall be reviewed by the board of directors of the Bank not less often than annually. Under the terms of the agreements, Mr. Swanner's annual base salary was $153,600 for the 2004 fiscal year. In addition, the employment agreements provide for discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or by the Company for the employee of the Bank, as well as fringe benefits normally associated with such employee's office, including the use of a company car. The employment agreement provides that Mr. Swanner may be terminated by the Bank for cause, as defined in the agreement, and that he may otherwise be terminated by the Bank (subject to vested rights) or the employee may choose to terminate his employment. In the event of a change in control (as defined below), the terms of each agreement shall be automatically extended for three years from the date of the change of control, and the employee's base salary shall be increased at least 6% annually.

      The employment agreement provides that the nature of the employee's compensation, duties or benefits may not be diminished following a change in control of the Bank or the Company. For purposes of the employment agreement, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

CERTAIN INDEBTEDNESS AND TRANSACTIONS OF MANAGEMENT

      The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates, collateral and repayment terms, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by non-executive employees at the Bank. The Bank's policy concerning loans to executive officers and directors complies with such regulations. Currently, no executive officer or director is indebted by any such loan to the Bank.

      In 2003, the Bank obtained the services of Stokes Construction Company, which is owned by Director Douglas Dwight Stokes, for the purpose of resurfacing the Bank's parking lot. The cost of the project was $70,838. The terms of this transaction were approved in advance by the Bank's Board of Directors (with Mr. Stokes abstaining from the Board's deliberations and decision to approve the transaction).

      In 2003, the Bank obtained the services of Gus Holbrook, General Contractor, which is owned by Director Caldwell A. Holbrook, Jr., for the purpose of renovating interior office space. The cost of the project was $18,022. The terms of this transaction were approved in advance by the Bank's Board of Directors (with Mr. Holbrook abstaining from the Board's deliberations and decision to approve the transaction).

      Aside from the transactions described above, there have been no reportable transactions during the two most recent fiscal years nor are any reportable transactions proposed as of the date of this Proxy Statement.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

      The Audit Committee of the Board of Directors has appointed Dixon Hughes PLLC as the independent certified public accountants to audit the financial statements of the Company and the Bank for the fiscal year ending December 31, 2005, subject to ratification by the Company's stockholders. Representatives of Dixon Hughes are expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

AUDIT FEES PAID TO INDEPENDENT AUDITOR

      The following table represents fees for professional services rendered by Dixon Hughes for the audit of the Bank's annual consolidated financial statements for the years ended December 31, 2004 and 2003 and fees billed for audit-related services, tax services and all other services rendered by Dixon Hughes for each of those fiscal years.

                                                       YEAR ENDED DECEMBER 31,
                                                     ---------------------------
                                                       2004                2003
                                                     -------             -------
Audit Fees(1)                                        $66,000             $67,000
Audit-Related Fees(2)                                $ 2,500             $ 2,500
Tax Fees(3)                                          $ 5,000             $ 5,000
All Other Fees(4)                                    $ 6,000             $     0
Total Fees                                           $79,500             $74,500
                                                     -------             -------

----------

1 These are fees paid for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the consolidated financial statements included in the Bank's quarterly reports on Form 10-QSB, and for services normally provided in connection with statutory or regulatory filings or engagements.

2 These are fees paid for assurance and related services that were reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under "Audit Fees" above, including fees related to collateral verification procedures required by the Federal Home Loan Bank of Atlanta.

3 These are fees paid for professional services rendered for tax compliance, tax planning and tax advice.

4 These are fees paid for permissible work performed by Dixon Hughes that does not meet the above categories, consisting of internal audits performed in the beginning of the fiscal year ending December 31, 2004. After the beginning of the year, the Company subsequently engaged another, independent audit firm for internal audits.

PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

      All audited-related services, tax services and other services rendered in 2004 and 2003 were pre-approved by the Audit Committee, which concluded that the provision of those services by Dixon Hughes was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's charter provides for pre-approval of all audit and non-audit services to be provided by the Company's independent auditor. The charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, provided that any approvals using this procedure are presented to the Audit Committee at its next scheduled meeting.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DIXON HUGHES PLLC AS INDEPENDENT AUDITOR FOR THE COMPANY AND THE BANK FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                 PROPOSALS FOR 2006 ANNUAL STOCKHOLDERS' MEETING

      It is presently anticipated that the 2006 Annual Meeting of Stockholders will be held in May of 2006. In order for stockholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than December 13, 2005, and meet all other applicable requirements for inclusion in the proxy statement.

      In the alternative, a stockholder may commence his own proxy solicitation subject to the SEC's rules on proxy solicitation and may present a proposal from the floor at the 2006 Annual Meeting of Stockholders of the Company. In order to do so, the stockholder must notify the Secretary of the Company in writing, at the Company's principal executive office no later than February 26, 2006, of his proposal. If the stockholder wants to stop the Company from voting proxies (under the discretionary authority granted by the form of proxy to be solicited by the Company for use at the 2006 Annual Meeting) on his proposal, the notice must also state the stockholder's intent to solicit the required number of votes for passage of his proposal and the stockholder must provide evidence to the Company that the solicitation has occurred.

                                  OTHER MATTERS

      Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxy holders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                  MISCELLANEOUS

      The Annual Report of the Company for the year ended December 31, 2004, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

      THE FORM 10-KSB FILED BY THE COMPANY WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: SOUTH STREET FINANCIAL CORP., POST OFFICE BOX 489, 155 WEST SOUTH STREET, ALBEMARLE, NORTH CAROLINA 28001, ATTENTION: R. RONALD SWANNER.

                                        By Order of the Board of Directors,


                                        David L. Smith
                                        Secretary

Albemarle, North Carolina
April 12, 2005

                                   Appendix A

                          SOUTH STREET FINANCIAL CORP.
                             AUDIT COMMITTEE CHARTER
                  (Reviewed and Approved on February 18, 2004)

PURPOSE

      The principal purpose of the Audit Committee is to assist the Board of Directors of South Street Financial Corp. (together with its subsidiaries, the "Company") in fulfilling its responsibility to oversee: (i) the integrity of the Company's financial statements; (ii) the Company's financial reporting process;
(iii) the Company's systems of internal accounting and financial controls; (iv) the performance of the Company's internal audit function and independent auditors; (v) the independent auditors' qualifications and independence; and
(vi) the Company's compliance with its policies about ethical conduct and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and each of the independent auditors, the internal auditors, and management of the Company.

      In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditors and to any advisers, including independent counsel, that the Committee chooses to engage.

      The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

COMPOSITION

      The Committee shall be comprised of no fewer than three members of the Board. The members of the Committee shall be appointed by the Board and may be replaced by the Board.

      The Committee's members will meet the requirements of the applicable listing standards of the stock exchange or inter-dealer market on which the Company's common stock is listed or qualified for quotation ("Listing Standards"). Accordingly, all members of the Committee shall be directors who:

      o Have no relationship with the Company's management or with the Company that may interfere with the exercise of their independent judgment;

      o Do not receive any consulting, advisory or other compensatory fee from the Company, other than in the members' capacities as members of the Board or any of its committees;

      o Are not "affiliated persons" (as defined by applicable law or regulation) of the Company, other than as members of the Board; and

      o     Are financially literate as required by applicable Listing
            Standards.

      In the event that regulations of the Securities and Exchange Commission ("SEC") impose more stringent requirements or are otherwise in conflict with the Listing Standards, such regulations shall be controlling under this Charter. In addition, at least one member of the Committee will have accounting or related financial management expertise and, to the extent practicable, be an "audit committee financial expert" (as that term is defined by the SEC) as determined by the Board.

      The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee shall periodically meet separately with each of the Company's management, internal auditors, and independent auditors to discuss issues and concerns warranting Committee attention. The Committee may delegate authority to any subcommittees created by it and composed of one or more of its members or individuals when appropriate. Any such subcommittee or individual acting under authority delegated by the Committee shall report any actions taken to the Committee at its next scheduled meeting. The Committee shall report regularly to the Board.

DUTIES AND RESPONSIBILITIES

      The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

      The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

      Financial Statement and Disclosure Matters

      o The Committee shall review and discuss with management and the independent auditors the annual audited financial statements, and disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K or 10-KSB, as applicable from time to time, and the Annual Report to Stockholders.

      o The Committee shall review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its

            Quarterly Reports on Form 10-Q or 10-QSB, as applicable from time to time, including the results of the independent auditors' reviews of the quarterly financial statements.

      o The Committee shall periodically review with management and the independent auditors the quality, as well as acceptability, of the Company's accounting policies, and discuss with the independent auditors (i) how the Company's accounting policies compare with those of companies within the industry in which the Company is a participant and (ii) all alternative treatments of financial information within GAAP that have been discussed by management with the independent auditors, the ramifications of use of such alternative disclosures and treatments and the treatments preferred by the independent auditors.

      o The Committee shall periodically discuss with the independent auditors whether all material correcting adjustments identified by the independent auditors in accordance with GAAP and applicable SEC rules are reflected in the Company's financial statements.

      o The Committee shall review with management and the independent auditors any material financial or other arrangements of the Company which are not reflected in the Company's financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that typically would be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

      o The Committee shall discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (i) any significant changes in the Company's selection or application of accounting principles, (ii) any material issues as to the adequacy of the Company's internal controls, (iii) the developments, selection and disclosure of critical accounting policies, practices and estimates, and (iv) any analyses of the effect of alternative accounting principles, assumptions, practices or estimates on the Company's financial statements. Such discussions also shall address why any practices, estimates or policies have not been deemed critical.

      o The Committee shall review and discuss with management the Company's public disclosures with respect to earnings, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts, rating agencies or other participants in the securities markets.

      o The Committee shall discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as existing (or proposed) off-balance sheet structures on the Company's financial statements.

      o The Committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      o The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 relating to the conduct of an audit of the Company's annual financial statements and other similar matters. In particular, the Committee shall discuss:

            o The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditors, internal auditors or management.

            o The management letter provided by the independent auditors and the Company's response to that letter.

            o The independent auditors' report on observations and recommendations on internal controls, the schedule of material adjustments and reclassifications proposed by the independent auditors in connection with an audit (and any adjustments and reclassifications not recorded), the independent auditors' engagement letter and the independent auditors' independence letter.

            o Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.


      o The Committee shall prepare its report as required by SEC regulations to be included in the Company's annual proxy statement.

      Oversight of the Company's Relationship with the Independent Auditors

      o The Committee shall be directly responsible for the appointment, compensation, and oversight of the work of the independent auditors in preparing or issuing any audit report or related work, including resolution of any disagreements between management and the independent auditors regarding financial reporting.

      o The Committee shall approve the engagement of the independent auditors and shall approve, in advance, all audit services and all permitted non-audit services to be provided to the Company by the independent auditors. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

      o On an annual basis, the Committee shall obtain from the independent auditors and review a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board, discuss with the independent auditors any disclosed relationships and their impact on the independent auditors' independence, and take appropriate action regarding the independence of the independent auditors.

      o At least annually, the Committee shall obtain and review a report by the independent auditors describing:

            o     The independent auditors' internal quality control procedures;

            o Any material issues raised by the most recent internal quality control review, or peer review, of the internal auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address such issues; and

            o All relationships between the independent auditors and the Company.

      o The Committee shall evaluate the qualifications, performance and independence of the independent auditors, including considering whether the independent auditors' quality controls are adequate and the provision of permissible non-audit services is compatible with maintaining the independent auditors' independence, while taking into account the opinions of the Company's management and internal auditors. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditors.

      o The Committee shall recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors of the Company.

      o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

      o The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Business Conduct and Ethics).

      Oversight of the Company's Internal Audit Function

      o The Committee shall review the appointment and replacement of the internal auditor.

      o The Committee shall review all significant reports to management prepared by the internal auditor and management's responses. The Committee shall discuss with the independent auditors the internal audit function, the internal auditors' responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.

      o The Committee shall periodically (and at least annually) discuss with management and the independent auditors the quality and adequacy of the Company's internal controls and internal auditing procedures, including any significant deficiencies in the design or operation of those controls which could adversely affect the Company's ability to record, process, summarize and report financial data or the Company's ability to detect any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls, and discuss with the independent auditors how the Company's financial systems and controls compare with industry practices.

      o The Committee shall review annually management's most recent assessment of the effectiveness of the Company's internal controls and the independent auditors' report on management's assessment.

      Compliance Oversight Responsibilities

      o The Committee shall review and approve a Code of Business Conduct and Ethics for senior financial and executive officers of the Company in accordance with applicable SEC regulations and such Code also shall be applicable to such other employees and agents of the Company as the Board or the Committee determines.

      o The Committee shall obtain reports from the Company's management, internal auditor and independent auditors that the Company and its affiliates are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

      o The Committee shall review reports and disclosures of insider and affiliated party transactions.

      o The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company and its subsidiary of concerns regarding questionable accounting or auditing matters.

      o The Committee shall discuss with the Company's general and other counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

      o The Committee shall evaluate its performance at least annually to determine whether it is functioning effectively.

                                   Appendix B

              CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I.    GENERAL

      This Charter sets forth the authority and duties of the Corporate Governance and Nominating Committee (the "Committee") of the Board of Directors of South Street Financial Corp. (the "Company").

      The Committee will identify and consider individuals qualified to become members of the Board, recommend director nominees for the next annual meeting of shareholders, and recommend to the Board the Corporate Governance Policies of the Company. The Committee will also monitor the process to assess Board effectiveness.

      The Committee will report its activities to the Board on a regular basis and make such recommendations as the Committee deems necessary or appropriate.

      The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain and terminate search firms used to identify director candidates and to approve such search firms' fees and other retention terms.

      The Committee will have the authority to delegate to a subcommittee consisting of one or more members of the Committee such of its duties and responsibilities as it deems appropriate and advisable.

      This charter will be published on the Company's Website, available in written form upon request, and referenced in the Company's Annual Report.

      The Committee will review and assess the adequacy of this charter annually and recommend changes to the Board of Directors when necessary.

II.   MEMBERSHIP

      The Committee members will be appointed by the Board of Directors, and the Chairman of the Committee will be designated by the Board.

      Committee members will serve at the pleasure of the Board and may be removed by the Board of Directors in its discretion.

      The Committee will consist of three or more members, each of whom will satisfy, as determined by the Board of Directors, the regulations of the Securities and Exchange Commission and NASD Listing Standards, including those with respect to independence.

      The composition of the Committee and its independence will be reviewed annually by the Board of Directors.

III.  MEETINGS

      The Committee will meet as often as appropriate to fulfill its duties and responsibilities.

      Minutes of meetings will be approved by the Committee and maintained.

      The Committee may request any officer or employee of the Company, or the Company's outside advisors, or any special counsel or advisors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.   DUTIES AND RESPONSIBILITIES

      The Committee will:

            - Develop, recommend, and review annually the Board of Directors' Corporate Governance Policies to comply with state and federal laws and regulations and with the NASD Listing Standards;

            - Lead the search for qualified directors, review qualifications of individuals suggested by shareholders and directors as potential candidates, and identify nominees who are best qualified. The criteria for selecting nominees for election as directors of the Company shall include, but not be limited to, experience, accomplishments, education, skills, and the highest personal and professional integrity;

            - Recommend to the Board of Directors the nominees to be proposed by the Company for election as directors of the Company at the annual meeting of shareholders, or to fill vacancies on the Board of Directors;

            - Review the Board of Directors' committee structure and recommend to the Board for its approval directors to serve as members of each committee. The Committee will review committee composition annually and recommend new committee members, as necessary;

            - Review on an annual basis non-employee director compensation and benefits and make recommendations to the Board on appropriate compensation;

            -     Annually, oversee the evaluation of the Board and management;
                  and

            - Annually, evaluate the performance of the Committee and submit a written report to the Board of Directors; such evaluation will include a review of accomplishments of the Committee during the year, a comparison of performance to goals of the Committee, and a determination of the adequacy of corporate governance guidelines in light of developments during the year.

February 18, 2004

[X]  PLEASE MARK VOTES               REVOCABLE PROXY
     AS IN THIS EXAMPLE        SOUTH STREET FINANCIAL CORP.


                                                                                                                 WITH-   FOR ALL
                                                                                                          FOR    HOLD    EXCEPT
   ANNUAL MEETING OF STOCKHOLDERS                          1. The approval of the election of the
             MAY 23, 2005                                     following named directors:                  [ ]    [ ]      [ ]
               4:00 PM                                        J. Banks Garrison, Jr., Caldwell A.
                                                              Holbrook, Jr., Joel A. Huneycutt,
   The undersigned hereby appoints the official               Douglas Dwight Stokes, R. Ronald
proxy committee of South Street Financial Corp.               Swanner and Greg E. Underwood will
(the "Company") comprised of Douglas D. Stokes,               serve as directors of the Company until
Joel A. Huneycutt and Greg E. Underwood, each                 the 2006 Annual Meeting of Stockholders
with full power of substitution, to act as                    or until their successors are duly
attorneys and proxies for the undersigned and to              elected and qualify
vote all shares of Common Stock of the Company
which the undersigned is entitled to vote only             INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
at the Annual Meeting of Stockholders, to be held          NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE
at the office of the Company, 155 West South               SPACE PROVIDED BELOW.
Street, Albemarle, North Carolina, on May 23,
2005 at 4:00 p.m. and at any and all adjournments          ------------------------------------------------------------------------
thereof, as follows:

                                                                                                          FOR    AGAINST   ABSTAIN
                                                           2. The ratification of Dixon Odom PLLC         [ ]      [ ]       [ ]
                                                              as the independent auditor of the
                                                              Company for the year ending December 31,
                                                              2005.

                                                              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                                           PROPOSALS.

                                                              If no instructions are given, the proxy will be voted FOR the nomi-
                                                           nees for election to the Board of Directors named in this Revocable
                                                           Proxy and for the ratification of the selection of Dixon Odom PLLC as
                                     --------------        the independent auditor for the Company for the 2005 fiscal year. If
 Please be sure to sign and date     Date                  instructions are given with respect to one but not both proposals, such
   this Proxy in the box below.                            instructions as are given will be followed and the proxy will be voted
---------------------------------------------------        FOR the proposal on which no instructions are given.


--Stockholder sign above---Co-holder (if any)------
                              sign above

-------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                         SOUTH STREET FINANCIAL CORP.


-------------------------------------------------------------------------------
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

   The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and of a Proxy Statement dated April 7, 2005.

   Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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